Exhibit 99.1

© 2019 by Genesis Healthcare, Inc. All Rights Reserved. A leading provider of post-acute services November 2019

Safe Harbor Statement Certain statements in this presentation regarding the expected benefits of future opportunities for the Company and any other statements regarding the Company’s future expectations, beliefs, goals, strategies or prospects contained in this presentation constitute “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be preceded by, followed by or include the words “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. A number of important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including changes in the Company’s reimbursement rates; healthcare reform legislation; the impact of government investigations and legal actions against the Company’s centers and other factors described in the most recent Annual Report on Form 10-K of the Company and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances. References made in this presentation to "Genesis," "the Company," "we," "us" and "our" refer to Genesis Healthcare, Inc. and each of its wholly-owned companies. 2

. Genesis Overview .. Financial Review Agenda

Genesis Overview Genesis HealthCare is one of the largest providers of post-acute care services in the nation. Publicly Traded Ticker: GEN ~60,000 dedicated teammates ~ 45,000 beds Operating Occupancy 87.3% as of September 30, 2019 Competitive Strengths .. Nearly 400 facilities across 26 states .. Approximately 180 clinical specialty units. .. More than 450 Genesis physicians and nurse practitioners. .. Strong referral network with hospitals. .. Genesis also supplies contract rehabilitation services to 1,200+ locations across 44 states. 4

. Nearly 400 SNF and ALF facilities across 26 states .. Top 5 states by licensed beds:  NJ: 11.5%  PA: 10.7%  MD: 8.5%  NH: 7.1%  MA: 7.8% 5 Operating With Geographic Scale and Scope .. Geographic density = operating efficiencies, strong hospital relations & coordinated sales/marketing strategies .. Geographic diversity reduces regulatory risk

Advantages of National Scale – … with regional & local focus … 6 Advantages Examples Contracting with National Payors • United Healthcare and Aetna Ability to Invest in Technology & Innovation • BPCI and MSSP • Industry leading technology platforms Purchasing Power • Cost efficiencies • Major vendor contracts • Employee benefit cost and administration Regional and Local Focus • Hospital relationships • Local knowledge • Operate 4 regional offices Investment in Enhanced Clinical Capabilities • Leadership • Genesis Physician Services

Genesis

Differentiation Through Specialization

Strategic investments in sub-acute specialty units help differentiate Genesis

PowerBack

100% ShortStay. Aggressive, highly personalized - designed to get patients home sooner

Transitional Care Units (TCU)

A rapid recovery option for patients requiring post-acute rehab and medical services due to illness, surgery or injury

Memory Support (Alzheimer's)

Offers a safe, secure, home-like environment with consistent staff to promote relationships and stable family atmosphere

Ventilator Unit

Designed for patients who need short-term or continuous ventilator care or rehab

Dialysis

On-site for patients requiring treatment for end-stage renal disease along with skilled care (includes bed-side dialysis)

Clinical Specialty Unit Breakdown by Type


11
84
62
13
11
PowerBack
TCU
Memory Support
Vent
Dialysis

Total Specialty Units: 181

As of October 2019

7

Genesis Physician Services .. Group practice specializing in sub-acute, skilled nursing & long-term care .. Dedicated Medical Directors & full-/ part-time Attending Physicians and APPs .. Clinical care partners for the entire Genesis care team .. 83% of facility admissions are seen by GPS providers (where a GPS presence exists) .. Nearly 700,000 patient visits annually .. Genesis HealthCare ACO selected to participate in MSSP .. Targeting close to 500 contracted physicians to join GPS and ACO as part of expansion strategy .. Dr. Richard Feifer, President and Chief Medical Officer of GPS 8 Overview Full and Part-Time Provider Growth 0 50 100 150 200 250 300 350 400 450 500 59 77 105 134 165 204 215 246 264 262 83 98 122 135 141 156 155 179 197 190 APPs Physicians 142 175 227 269 306 360 370 425 461 452

. Genesis Overview .. Financial Review Agenda

10 Improving Same-Store Growth Trends 3Q19 2Q19 1Q19 4Q18 3Q18 Occupancy 0.90% 0.80% 0.50% 0.30% -0.40% Skilled Patient Admissions -0.70% -2.30% -5.90% -3.00% -4.20% Inpatient Revenue 1.70% 1.60% 0.50% 0.85% -0.60% Quarter over prior year quarter comparisons

11 Same Store Avg. Daily Census Trends – January ‘15 to October ‘19 • Since 2014, Genesis and the industry have experienced y-o-y declines in occupancy / average daily patients. • For Genesis, this y-o-y negative trend peaked in the June / 2Q17 period. • Since 4Q18 Genesis has seen y-o-y growth in same store average daily patients. • In 3Q19 this metric exceeded levels in 2018 and 2017.

12 Same Store Average Daily Census Trends – October 5, 2019 – November 4, 2019 Same store average daily census continue to show y-o-y growth through November 4, 2019

13 Portfolio Optimization Strategy – progress since 2015 Inpatient Segment 2015 (End of Year) 2019 (Current) # of facilities (owned, leased or jointly owned) 492 370 # of states 34 26 % of beds in historic Genesis markets 62% 76% % of beds owned or subject to fixed price purchase options 19% 26% * Operating Occupancy 86.0% 87.3% * Goal by end of 2020 – own or obtain ownership rights to 35% of the Genesis portfolio

14 Investment Case for JV Structures Deal summary – 3 creative transactions closed between June 2018 and October 2019 # of facilities subject to fixed price purchase options 46 Range of real estate ownership percentage in three transactions 0-46% Range of purchase option exercise dates at 10% above acquisition cost 2023 - 2026 Estimated reduction in fixed charges $ following exercise of purchase options $23 million, or 40% of current lease cost Percentage of these buildings located in Genesis core markets 100% Near Term Benefits: • Eliminates rent escalators prior to expected option exercise dates • Year-1 free cash flow accretive • Deleveraging • Joint ownership of real estate better aligns operational and economic interests of landlord and tenant Long Range Benefits: • Genesis participates in any upside appreciation in real estate value • Upon exercise of options, fixed charges are significantly reduced below cost of current lease structure

LTC ACO 15 .. Jan 1, 2016, Genesis Physician Services (GPS) entered the Medicare Shared Savings Program via its LTC ACO subsidiary. .. GPS operates the only captive SNFist Company in the industry and the only post- acute care sponsored ACO in the U.S. .. Manages over $155m of annual Medicare spend .. Relates to over 6,400 Medicare beneficiaries .. The ACO is accountable for improved quality outcomes as well as healthcare delivery and efficiency; focuses solely on LTC residents .. Under MSSP, if the ACO produces actual Medicare spend BELOW a target benchmark, the ACO shares in up to 50% for providers reporting (year 1) and achievement (years 2+) of quality metrics 2018 MSSP Net Income Earned in 2019: $1.7 million

LTC ACO (continued…) 16 .. Entered into new ACO agreement and risk track Jul. 1, 2019 – Dec. 31, 2024. .. ACO can achieve 75% of the gain share but subject to downside risk. .. Increased confidence in our performance analytics and expect favorable reconciliation for the 2019 performance period. .. Accrued $4.7 million of estimated MSSP net income for YTD Sept. 30, 2019; Expect to accrue $1.6 million in 4Q19. .. 2019 performance year estimates will be trued-up in 3Q20 following CMS reconciliation and settlement. .. Critically important strategic asset to capitalize on the evolution to a “value-based” health care system. .. Aggressively market to other non-Genesis long-term care nursing facilities and clinical providers. 2019 MSSP Net Income Estimate - $6.3 Million

Priorities in 2020 17  Continue to improve capital structure  Capitalize on opportunities to reduce leverage and cost of capital  Execute on transactions involving the ability to repurchase real estate  Achieve 35% facility ownership or right to facility ownership  Continue to execute on opportunities to optimize the portfolio  Exit non-core markets with insufficient density to compete  Exit unprofitable markets  Selectively increase density in core markets  Leverage existing investments in ancillary businesses & value-based assets  Position Company for long-term success after negative trends ease

Appendix

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO GENESIS HEALTHCARE, INC. TO NON-GAAP FINANCIAL INFORMATION (UNAUDITED) (IN THOUSANDS) Three months ended September 30, Nine months ended September 30, 2019 2018 2019 2018 Net income (loss) attributable to Genesis Healthcare, Inc. $ 46,097 $ (58,128) $ 26,015 $ (166,278) Adjustments to compute EBITDA: Net income (loss) attributable to noncontrolling interests 12,801 (33,773) (1,182) (97,153) Depreciation and amortization expense 34,932 53,038 101,395 168,036 Interest expense 37,099 115,695 141,590 348,687 Income tax expense (benefit) (569) (1,220) (680) (1,759) EBITDA $ 130,360 $ 75,612 267,138 251,533 Adjustments to compute Adjusted EBITDA: Loss on early extinguishment of debt 2,460 — 2,436 9,785 Other income (131,811) (20,207) (172,141) (42,360) Transaction costs 12,941 11,361 23,025 26,567 Long-lived asset impairments 16,037 32,390 16,937 88,008 Goodwill and identifiable intangible asset impairments — 929 — 2,061 Severance and restructuring 2,751 1,023 4,870 7,357 Loss of newly acquired, constructed, or divested businesses 67 1,385 2,811 3,560 Stock-based compensation 1,878 2,176 5,713 6,732 Regulatory defense and related costs — 463 — 603 Other non-recurring costs — 8,388 (237) 8,435 Adjusted EBITDA $ 34,683 $ 113,520 $ 150,552 $ 362,281 Lease Expense 100,018 32,366 288,665 97,548 Adjusted EBITDAR $ 134,701 $ 439,217 Total cash lease payments made pursuant to operating leases, finance leases and financing obligations $ 100,500 $ 105,980 $ 314,516 $ 323,658

EBITDA We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (interest expense) and our asset base (depreciation and amortization expense) from our operating results. In addition, covenants in our debt agreements use EBITDA as a measure of financial compliance. Adjustments to EBITDA We adjust EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, in the case of Adjusted EBITDA. We believe that the presentation of Adjusted EBITDA, when combined with GAAP net income (loss) attributable to Genesis Healthcare, Inc., and EBITDA, is beneficial to an investor’s complete understanding of our operating performance. In addition, such adjustments are substantially similar to the adjustments to EBITDA provided for in the financial covenant calculations contained in our lease and debt agreements. We adjust EBITDA for the following items: • Loss on early extinguishment of debt. We recognize gains or losses on the early extinguishment of debt when we refinance our debt prior to its original term, requiring us to write-off any unamortized deferred financing fees. We exclude the effect of gains or losses recorded on the early extinguishment of debt because we believe these gains and losses do not accurately reflect the underlying performance of our operating businesses. • Other income. We primarily use this income statement caption to capture gains and losses on the sale or disposition of assets. We exclude the effect of such gains and losses because we believe they do not accurately reflect the underlying performance of our operating businesses. • Transaction costs. In connection with our acquisition and disposition transactions, we incur costs consisting of investment banking, legal, transaction-based compensation and other professional service costs. We exclude acquisition and disposition related transaction costs expensed during the period because we believe these costs do not reflect the underlying performance of our operating businesses. • Long-lived asset impairments. We exclude non-cash long-lived asset impairment charges because we believe including them does not reflect the ongoing performance of our operating businesses. Additionally, such impairment charges represent accelerated depreciation expense, and depreciation expense is also excluded from EBITDA. • Goodwill and identifiable intangible asset impairments. We exclude non-cash goodwill and identifiable intangible asset impairment charges because we believe including them does not reflect the ongoing operating performance of our operating businesses. • Severance and restructuring. We exclude severance costs from planned reduction in force initiatives associated with restructuring activities intended to adjust our cost structure in response to changes in the business environment. We believe these costs do not reflect the underlying performance of our operating businesses. We do not exclude severance costs that are not associated with such restructuring activities.

• Loss of newly acquired, constructed or divested businesses. The acquisition and construction of new businesses is an element of our growth strategy. Many of the businesses we acquire have a history of operating losses and continue to generate operating losses in the months that follow our acquisition. Newly constructed or developed businesses also generate losses while in their start-up phase. We view these losses as both temporary and an expected component of our long-term investment in the new venture. We adjust these losses when computing Adjusted EBITDA in order to better analyze the performance of our mature ongoing business. The activities of such businesses are adjusted when computing Adjusted EBITDA until such time as a new business generates positive Adjusted EBITDA. The divestiture of underperforming or non-strategic facilities is also an element of our business strategy. We eliminate the results of divested facilities beginning in the quarter in which they become divested. We view the income or losses associated with the wind-down of such divested facilities as not indicative of the performance of our ongoing operating business. • Stock-based compensation. We exclude stock-based compensation expense because it does not result in an outlay of cash and such non-cash expenses do not reflect the underlying performance of our operating businesses. • Regulatory defense and related costs. We exclude the costs of investigating and defending the inherited legal matters associated with prior transactions. We believe these costs are non-recurring in nature as they will no longer be recognized following the final settlement of these matters. Also, we do not believe the excluded costs reflect underlying performance of our operating businesses. • Other non-recurring costs. In the nine months ended September 30, 2019, we excluded an insurance recovery and costs related to the hurricane events of fiscal year 2017. We do not believe the excluded costs reflect the performance of our ongoing operating business. In the three and nine months ended September 30, 2018, we excluded $8.5 million of costs attributable to the write down of receivables in our non-core physician services business and the impairment of unrealized incentives associated with a government program rewarding the meaningful use of technology in the delivery of healthcare. This incentive was estimated to be earned and recognized between 2015 and 2016 within our physician services line of business. Adjusted EBITDAR We use Adjusted EBITDAR as one measure in determining the value of our business and the value of prospective acquisitions or divestitures. Adjusted EBITDAR is also a commonly used measure to estimate the enterprise value of businesses in the healthcare and other industries. In addition, financial covenants in our lease agreements use Adjusted EBITDAR as a measure of compliance. The adjustments made and previously described in the computation of Adjusted EBITDA are also made when computing Adjusted EBITDAR. See the reconciliation of net income (loss) attributable to Genesis Healthcare, Inc. to Non-GAAP financial information included herein.